UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2003

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23747	98-0177556
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 N 34th Street, Seattle, WA 98103

(Address of principal executive offices, including zip code)

(206) 925-5000

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 22, 2003 containing the financial results for the third quarter ended September 30, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, Getty Images, Inc. (the company) issued a press release announcing the company’s financial results for the third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY IMAGES, INC.

By: /s/ Elizabeth J. Huebner

Elizabeth J. Huebner Senior Vice President and Chief Financial Officer

Date: October 22, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 22, 2003 containing the financial results for the third quarter ended September 30, 2003.